SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                   FORM 8-K/A


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

               --------------------------------------------------

         Date of Report (Date of earliest event reported) June 11, 1996

                         First South Africa Corp., Ltd.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


         Bermuda                      0-27494                        N/A
--------------------------------------------------------------------------------
(State or other jurisdiction       (Commission                 (IRS Employer
     or incorporation)             File Number)              Identification No.)



             Clarendon House, Church Street, Hamilton HM CX, Bermuda
          ------------------------------------------------------------
          (Address of principal executive offices, including zip code)

       Registrant's telephone number, including area code (809) 295-1422

                                 Not Applicable
          ------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 7.   FINANCIAL STATEMENT AND EXHIBITS.

        (a) Financial Statements of Businesses Acquired. Provided herein on pages F-1 to F-21 are the following financial statements of Piemans Pantry (Proprietary) Limited ("Piemans") and Surfs Up Investments (Proprietary) Limited ("Surfs Up")

                (i) Unaudited Combined Balance Sheets at May 31, 1996;

                (ii) Unaudited Combined Statements of Income for the Quarter Ended May 31, 1995 and 1996;

                (iii) Unaudited Combined Statements of Cash Flows for the Quarter Ended May 31, 1995 and 1996;

                (iv) Notes to the Unaudited Combined Financial Statements for the Quarter Ended May 31, 1996;

                (v) Reports of the Independent Auditors

                (vi) Audited Combined Balance Sheets at February 28, 1995 and February 29, 1996

                (vii) Audited Combined Statements of Income for the Years Ended February 28, 1994, February 28, 1995 and February 29, 1996

                (viii) Audited Combined Statements of Cash Flows for the Years Ended February 28, 1994, February 28, 1995 and February 29, 1996

                (ix) Audited Combined Statements of Changes in Stockholders Investments for the Years Ended February 28, 1994, February 28, 1995 and February 29, 1996

                (x) Notes to the Combined Annual Financial Statements for the Years Ended February 28, 1994, February 28, 1995 and February 29, 1996

        (b) Pro Forma Financial Information. Provided herein on pages F-22 to F-26 are the following Pro Forma Consolidated Financial Statements for First South Africa Corp., Ltd., Piemans and Surfs Up.

                (i) Unaudited Pro Forma Consolidated Balance Sheet;

                (ii)  Unaudited Pro Forma Consolidated Statements  of Income;

                (iii) Notes to Unaudited Pro Forma Consolidated Balance Sheet and Statements of Income

                                   SIGNATURES


        Pursuant to the requirements of the securities exchange act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   FIRST SOUTH AFRICA CORP., LTD.


                                   By:   /s/ Clive Kabatznik
                                             President


DATED: January 22, 1998

                    PIEMANS PANTRY (PROPRIETARY) LIMITED AND
                   SURFS UP INVESTMENTS (PROPRIETARY) LIMITED

                UNAUDITED COMBINED BALANCE SHEETS AT MAY 31, 1996

                                                                      May 31,
                                                                       1996
                                                                         $
                                                                     ----------
                       ASSETS

Current Assets
             Cash on hand                                                     0
             Receivables                                              2,178,497
             Allowances for bad debts                                   (78,679)
                                                                     ----------
                                                                      2,099,819
             Inventories (note 1)                                       391,592
             Prepaid expenses and other current assets                  606,553
                                                                     ----------
                       Total current assets                           3,097,963

Property, plant and equipment                                         4,825,882
Less: Accumulated depreciation                                       (1,401,635)
                                                                     ----------
                                                                      3,424,248
Goodwill                                                                 12,483
                                                                     ----------
                                                                      6,534,694
                                                                     ==========

             LIABILITIES AND STOCKHOLDERS EQUITY

Current Liabilities
             Bank overdraft                                              31,448
             Current portion of long term debt                          391,194
             Trade accounts payable                                   1,033,479
             Other provisions and accruals                              385,246
             Income taxes payable                                       639,311
                                                                     ----------
                       Total current liabilities                      2,480,677

Long term debt                                                        1,344,438
Loan from stockholders                                                  381,098
Deferred income taxes                                                    56,191
                                                                     ----------
Total liabilities                                                     4,262,404

Stockholders investment
 Capital stock
    Piemans Pantry (Pty) Ltd         Common stock, R1 par value -
                                       Authorized 1000 shares, issued
                                       100 shares in 1996.                   35

    Surfs Up Investments (Pty) Ltd   Common stock, R1 par value -
                                       Authorized 1000 shares, issued
                                       100 shares in 1996.                   35

                                     Capital in excess of par               134

Retained earnings                                                     2,734,081
Foreign currency translation adjustments                               (461,995)
                                                                     ----------
                                                                      6,534,695
                                                                     ==========

                    PIEMANS PANTRY (PROPRIETARY) LIMITED AND
                   SURFS UP INVESTMENTS (PROPRIETARY) LIMITED

                     UNAUDITED COMBINED STATEMENTS OF INCOME
                   FOR THE QUARTER ENDED MAY 31, 1995 AND 1996



                                                        May 31,        May 31,
                                                         1995           1996
                                                          $              $
                                                      ----------     ----------
Revenues                                               3,825,466      4,257,777
                                                      ----------     ----------

Operating expense
   Cost of sales                                       1,969,621      2,148,975
   Selling, general and administrative costs           1,450,741      1,696,409
                                                      ----------     ----------
                                                       3,420,362      3,845,384

Operating income                                         405,103        412,393

Other income                                              42,139         44,430
Interest expense                                         (91,906)       (79,982)
                                                      ----------     ----------
Income before income taxes                               355,336        376,841
Provisions for taxes on income                          (106,092)      (154,684)
                                                      ----------     ----------

Net income                                               249,244        222,158
Dividend
Retained earnings at beginning of the period           1,194,316      2,511,923
                                                      ----------     ----------
Retained earnings at end of period                     1,443,559      2,734,081
                                                      ==========     ==========

                    PIEMANS PANTRY (PROPRIETARY) LIMITED AND
                   SURFS UP INVESTMENTS (PROPRIETARY) LIMITED

                   UNAUDITED COMBINED STATEMENTS OF CASH FLOWS
                   FOR THE QUARTER ENDED MAY 31, 1995 AND 1996


                                                                                     For         For
                                                                                    May 31,     May 31,
                                                                                     1995        1996
                                                                                       $           $
                                                                                   --------    --------
Cash flows from operating activities:
             Net income                                                             249,244     222,158
             Adjustments to reconcile net income to cash
             provided by operating activities:
             Depreciation                                                           121,265     142,801
             Amortization of goodwill                                                 2,151       1,834
             Deferred income taxes                                                        0           0
             Net loss/(gain) on sale of assets                                      (16,098)    (13,160)
             Effect of changes in assets and liabilities                           (564,008)   (705,740)
                                                                                   --------    --------
                       Net cash provided by operating actives                      (207,445)   (352,107)
                                                                                   --------    --------

Cash flows from investing actives:
             Net proceeds/(additions) to fixed assets                              (165,285)   (166,414)
             Sale/(purchase) of investments and other assets                              0           0
             (Increase)/decrease in loans to related companies                            0           0
                                                                                   --------    --------
                       Net cash used in investing actives                          (164,285)   (166,414)
                                                                                   --------    --------

Cash flows from financing actives:
             Net (repayment)/borrowings in bank overdraft and factoring facility      5,387      32,344
             Net proceeds/(repayments) of long term debt                            390,275      61,684
             Net (repayment)/borrowings in loans from related companies                   0           0
             Net (repayment)/borrowings in loans from stockholders                  (52,934)    (70,503)
             Net (repayment)/borrowings in short term debt                         (120,254)   (134,112)
             Net proceeds on share issue                                                  0           0
                                                                                   --------    --------
                       Net cash provided by financing activities                    212,475    (110,677)
                                                                                   --------    --------

Effect of exchange rate changes on cash                                              (2,233)    (69,677)
                                                                                   --------    --------
Net increase in cash on hand                                                       (162,488)   (698,786)
Cash on hand at beginning of year                                                   244,342     698,786
                                                                                   --------    --------
Cash on hand at end of year                                                          81,854           0
                                                                                   ========    ========

                    PIEMANS PANTRY (PROPRIETARY) LIMITED AND
                   SURFS UP INVESTMENTS (PROPRIETARY) LIMITED

              NOTES TO THE UNAUDITED COMBINED FINANCIAL STATEMENTS
                       FOR THE QUARTER ENDED MAY 31, 1996


1.       SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

         Unaudited interim financial statements

         The accompanying unaudited combined financial statements of the company have been prepared in accordance with generally accepted accounting principles for interim financial information and in accordance with item Article 10 of Regulation S-X. Accordingly they do not include all of the information and footnotes required by generally accepted accounting principles for complete financial statements. In the opinion of management, the unaudited interim combined financial statements contain all adjustments, consisting of normal recurring accruals, necessary to present fairly the financial position of the company at May 31, 1996 and 1995, and the results of operations and cashflows for the periods presented. Results for interim periods are not necessarily indicative of results to be expected for the full year. Piemans Pantry (Proprietary) Limited and Surfs Up Investments (Proprietary) Limited were under common control from the date of organization.

2.       INVENTORY

         Inventory for the period ended May 31, consists of the following:

                                                                         May 31,
                                                                          1996
                                                                            $
                                                                         -------

Finished goods                                                           144,418
Ingredients and work in progress                                         143,887
Packaging                                                                101,544
Clearing materials                                                         1,210
Fuel                                                                         534
                                                                         -------
                                                                         391,592
                                                                         =======

3.       CONTINGENT LIABILITIES

         South African secondary tax on companies at 12.5 percent is payable on all future dividend declarations.

4.       EVENTS SUBSEQUENT TO MAY 31, 1996

         Subsequent to May 31, 1996, an agreement was reached to dispose of 100 percent of the equity of the companies to First South African Holdings (Proprietary) Limited, a subsidiary of First South Africa Corp., Ltd, an entity under common control.

                                  [LETTERHEAD]



                        REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors of Piemans Pantry (Proprietary) Limited and Surfs-up Investments (Proprietary) Limited:

We have audited the accompanying combined balance sheet of Piemans Pantry (Proprietary) Limited and Surfs-up Investments (Proprietary) Limited at February 29, 1996 and the results of their operations and their cash flows for the year then ended in conformity with generally accepted accounting principles in the United States. These combined financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these combined financial statements based on our audit. The financial statements of Piemans Pantry (Proprietary) Limited and Surfs-up Investments (Proprietary) Limited at February 28, 1995 and 1994 were audited by other auditors whose reports dated May 15, 1995 and June 15, 1994 respectively, expressed unqualified opinions on those statements prepared in conformity with South African statutory accounting principles.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. Our audit included examining on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the combined financial statements referred to above presents fairly, in all material respects, the financial position of Piemans Pantry (Proprietary) Limited and Surfs-up Investments (Proprietary) Limited at February 29, 1996, and the results of its operations and cash flows for the year then ended in conformity with generally accepted accounting principles in the United States.

We have also audited the adjustments to combine the financial statements of Piemans Pantry (Proprietary) Limited and Surfs-up Investments (Proprietary) Limited at and for the years ended February 28, 1995 and 1994, and to convert the financial statements from South African statutory accounting principles to generally accepted accounting principles in United States. In our opinion, such adjustments are appropriate and have been properly applied.



/s/ Price Waterhouse
Sandton, South Africa
August 14, 1996

                                  [LETTERHEAD]

Deloitte & Touche


REPORT OF THE INDEPENDENT AUDITORS
TO THE MEMBERS OF PIEMANS PANTRY CC


We have audited the annual financial statements for the year ended 28 February 1994 of Piemans Pantry CC which are not presented separately herein. These financial statements are the responsibility of the members. Our responsibility is to report on these financial statements.

We conducted our audit in accordance with generally accepted auditing standards. These standards require that we plan and perform the audit to obtain reasonable assurance that, in all material respects, fair presentation is achieved in the financial statements. An audit includes an evaluation of the appropriateness of the accounting policies, an examination, on a test basis, of evidence supporting the amounts and disclosures included in the financial statements, an assessment of the reasonableness of significant estimates and a consideration of the appropriateness of the overall financial statement presentation. We consider that our audit procedures were appropriate in the circumstances to express our opinion presented below.

In our opinion these financial statements fairly present the financial position of the close corporation at 28 February 1994, and the results of its operations and cash flow information for the year then ended in conformity with generally accepted accounting practice and in the manner required by the Close Corporations Act.



/s/ Deloitte & Touche
15 June 1994
Sandton, South Africa

                                  [LETTERHEAD]

Deloitte & Touche


REPORT OF THE INDEPENDENT AUDITORS
TO THE MEMBERS OF PIEMANS PANTRY CC


We have audited the annual financial statements for the year ended 28 February 1995 of Piemans Pantry CC which are not presented separately herein. These annual financial statements are the responsibility of the members. Our responsibility is to report on these annual financial statements.

We conducted our audit in accordance with generally accepted auditing standards. These standards require that we plan and perform the audit to obtain reasonable assurance that, in all material respects, fair presentation is achieved in the annual financial statements. An audit includes an evaluation of the appropriateness of the accounting policies, an examination, on a test basis, of evidence supporting the amounts and disclosures included in the annual financial statements, an assessment of the reasonableness of significant estimates and a consideration of the appropriateness of the overall financial statement presentation. We consider that our audit procedures were appropriate in the circumstances to express our opinion presented below.

In our opinion these annual financial statements fairly present the financial position of the close corporation at 28 February 1995 and the results of its operations and cash flow information for the year then ended in conformity with generally accepted accounting practice and in the manner required by the Close Corporations
Act.



/S/Deloitte & Touche
15 May 1995
Sandton, South Africa

                                  [LETTERHEAD]

Deloitte & Touche


REPORT OF THE INDEPENDENT AUDITORS
TO THE MEMBERS OF SURFS UP INVESTMENTS CC


We have audited the annual financial statements for the 8 months ended February 28, 1994, of Surfs Up Investments CC which are not presented separately herein. These annual financial statements are the responsibility of the members. Our responsibility is to report on these annual financial statements.

We conducted our audit in accordance with generally accepted auditing standards. These standards require that we plan and perform the audit to obtain reasonable assurance that, in all material respects, fair presentation is achieved in the annual financial statements. An audit includes an evaluation of the appropriateness of the accounting policies, an examination, on a test, basis, of evidence supporting the amounts and disclosures included in the annual financial statements, an assessment of the reasonableness of significant estimates and a consideration of the appropriateness of the overall financial statement presentation. We consider that our audit procedures were appropriate in the circumstances to express our opinion presented below.

In our opinion these annual financial statements fairly present the financial position of the close corporation at 28 February 1994, and the results of its operations and cash flow information for the 8 months then ended in conformity with generally accepted accounting practice and in the manner required by the Close Corporations Act.



/s/ Deloitte & Touche
15 June 1994
Sandton, South Africa

                                  [LETTERHEAD]

Deloitte & Touche

REPORT OF THE INDEPENDENT AUDITORS
TO THE MEMBERS OF SURFS-UP INVESTMENTS CC


We have audited the annual financial statements for the year ended 28 February 1995 of Surfs Up Investments CC which are not presented separately herein. These annual financial statements are the responsibility of the members. Our responsibility is to report on these annual financial statements.

We conducted our audit in accordance with generally accepted auditing standards. These standards require that we plan and perform the audit to obtain reasonable assurance that, in all material respects, fair presentation is achieved in the annual financial statements. An audit includes an evaluation of the appropriateness of the accounting policies, an examination, on a test-basis, of evidence supporting the amounts and disclosures included in the annual financial statements, an assessment of the reasonableness of significant estimates and a consideration of the appropriateness of the overall financial statement presentation. We consider that our audit procedures were appropriate in the circumstances to express our opinion presented below.

In our opinion these annual financial statements fairly present the financial position of the close corporation at 28 February 1995 and the results of its operations and cash flow information for the year then ended in conformity with generally accepted accounting practice and in the manner required by the Close Corporations
Act.




/s/ Deloitte & Touche
15 May 1995
Sandton, South Africa

                    PIEMANS PANTRY (PROPRIETARY) LIMITED AND
                   SURFS UP INVESTMENTS (PROPRIETARY) LIMITED

   AUDITED COMBINED BALANCE SHEETS AT FEBRUARY 28, 1995 AND FEBRUARY 29, 1996


                                                        February 28,  February 29,
                                                            1995          1996
                                                             $             $
                                                         ----------    ----------
             ASSETS
Current Assets
             Cash on hand                                   244,342       698,786
             Receivables                                  1,296,543     2,029,860
             Allowances for bad debts                        (6,662)      (82,044)
                                                         ----------    ----------
                                                          1,289,881     1,947,817
             Inventories                                    376,371       459,790
             Prepaid expenses and other current assets      181,014        74,884
                                                         ----------    ----------
                       Total current assets               2,091,608     3,181,277

Property, plant and equipment                             3,712,310     5,342,050
Less: Accumulated depreciation                             (997,041)   (1,471,067)
                                                         ----------    ----------
                                                          2,715,269     3,870,983
Goodwill                                                     25,949        16,298
                                                         ----------    ----------
                                                          4,832,826     7,068,557
                                                         ==========    ==========

             LIABILITIES AND STOCKHOLDERS EQUITY

Current Liabilities

   Current portion of long term debt                        483,594       595,862
             Trade accounts payable                         407,211       828,671
               Other provisions and accruals                508,291       747,298
             Income taxes payable                           239,630       502,422
                                                         ----------    ----------
                       Total current liabilities          1,628,727     2,674,252

Long term debt                                            1,362,187     1,467,357
Loan from stockholders                                      595,601       513,675
Deferred income taxes                                        79,986        64,192
                                                         ----------    ----------
             Total liabilities                            3,676,501     4,719,478

Stockholders investment
Capital stock
  Piemans Pantry (Pty) Ltd    Common stock, R1 par
                              value - Authorized 1000
                              shares, issued 100 shares
                              in 1996, 1995 and 1994.            35            35

  Surfs Up Investment         Common stock, R1 par
    (Pty) Ltd                 value - Authorized 1000
                              shares, issued 100 shares
                              in 1996, 1995 and 1994.            35            35

                              Capital in excess of par          134           134
Retained earnings                                         1,194,316     2,511,923
Foreign currency translation adjustments                    (38,195)     (163,047)
                                                         ----------    ----------
                                                          4,832,826     7,068,557
                                                         ==========    ==========

                                      F-10

                    PIEMANS PANTRY (PROPRIETARY) LIMITED AND
                   SURFS UP INVESTMENTS (PROPRIETARY) LIMITED

                      AUDITED COMBINED STATEMENTS OF INCOME
 FOR THE YEARS ENDED FEBRUARY 28, 1994, FEBRUARY 28, 1995 AND FEBRUARY 29, 1996




                                               February 28,   February 28,   February 29,
                                                   1994           1995           1996
                                                    $              $              $
                                               -----------    -----------    -----------
Revenues                                         8,059,366     12,852,595     18,179,468
                                               -----------    -----------    -----------

Operating expense
   Cost of sales                                 5,620,005      9,500,626     13,230,852
   Selling, general and administrative costs     1,323,202      1,777,498      2,609,178
                                               -----------    -----------    -----------
                                                 6,943,207     11,278,123     15,840,030

Operating income                                 1,116,159      1,574,471      2,339,438

Other income                                        86,358         60,003        122,964
Interest expense                                  (335,339)      (397,192)      (431,527)
                                               -----------    -----------    -----------
Income before income taxes                         867,178      1,237,282      2,030,875
Provisions for taxes on income                    (362,602)      (483,994)      (713,268)
                                               -----------    -----------    -----------

Net income                                         504,576        753,288      1,317,607
Dividend
Retained earnings at beginning of the period       (63,548)       442,028      1,194,316
                                               -----------    -----------    -----------
Retained earnings at end of period                 441,028      1,194,316      2,511,923
                                               ===========    ===========    ===========

                    PIEMANS PANTRY (PROPRIETARY) LIMITED AND
                   SURFS UP INVESTMENTS (PROPRIETARY) LIMITED

                    AUDITED COMBINED STATEMENTS OF CASH FLOWS
 FOR THE YEARS ENDED FEBRUARY 28, 1994, FEBRUARY 28, 1995 AND FEBRUARY 29, 1996

                                                                         For           For           For
                                                                     February 28,  February 28,  February 29,
                                                                        1994          1995          1996
                                                                          $             $             $
                                                                     ----------    ----------    ----------
Cash flows from operating activities:
        Net income                                                      504,576       753,288     1,317,607
        Adjustments to reconcile net income to cash
        provided by operating activities:
        Depreciation                                                    227,898       481,008       656,708
        Amortization of goodwill                                          9,351         8,749         8,523
        Deferred income taxes                                            30,604        (3,803)      (11,673)
        Net loss/(gain) on sale of assets                                (5,707)      (15,456)      (28,234)
        Effect of changes in assets and liabilities                    (202,221)     (464,323)      259,322
                                                                     ----------    ----------    ----------
             Net cash provided by operating actives                     564,501       759,462     2,202,253
                                                                     ----------    ----------    ----------

Cash flows from investing actives:
        Net (repayment)/borrowings in bank overdraft and
             factoring facility                                        (174,467)            0             0
        Net proceeds/(repayments) of long term debt                      52,971        98,000       192,546
        Net (repayment)/borrowings in loans from related companies            0             0             0
        Net (repayment)/borrowings in loans from stockholders           665,964       (20,613)      (49,598)
        Net (repayment)/borrowings in short term debt                   127,711       195,434       146,729
        Net proceeds on share issue                                          99             0             0
                                                                     ----------    ----------    ----------
             Net cash provided by financing activities                1,149,025       272,821       289,676
                                                                     ----------    ----------    ----------

Effect of exchange rate changes on cash                                 (32,036)      (11,081)      (35,679)
                                                                     ----------    ----------    ----------
Net increase in cash on hand                                            (27,963)      (61,136)      454,444
Cash on hand at beginning of year                                       333,443       305,480       244,342
                                                                     ----------    ----------    ----------
Cash on hand at end of year                                             305,480       244,342       698,786
                                                                     ==========    ==========    ==========

                    PIEMANS PANTRY (PROPRIETARY) LIMITED AND
                   SURFS UP INVESTMENTS (PROPRIETARY) LIMITED

        AUDITED COMBINED STATEMENTS OF CHANGES IN STOCKHOLDERS INVESTMENT
 FOR THE YEARS ENDED FEBRUARY 28, 1994, FEBRUARY 28, 1995 AND FEBRUARY 29, 1996



                                 Capital                                                Foreign
                                  stock    Capital stock   Capital in                  currency
                                 Piemans      Surfs Up      excess of    Retained     translation
                                 Pantry     Investments        par       Earnings     adjustments      Total
                                    $            $              $           $              $             $
                               ----------    ----------    ----------   ----------    ----------    ----------
Balance at February 28, 1994           35            35           134      441,028       (13,337)      427,895
Net income                                                                 753,288                     753,288
Translation adjustment                                                                   (24,858)      (24,858)
                               ----------    ----------    ----------   ----------    ----------    ----------
Balance at February 28, 1996           35            35           134    1,194,316       (38,195)    1,156,324
Net income                                                               1,317,607                   1,317,607
Translation adjustment                                                                  (124,852)     (124,852)
                               ----------    ----------    ----------   ----------    ----------    ----------
                                       35            35           134    2,511,923      (163,047)    2,349,080
                               ==========    ==========    ==========   ==========    ==========    ==========




          PIEMANS PANTRY (PROPRIETARY) LIMITED AND SURFS UP INVESTMENTS
                              (PROPRIETARY) LIMITED
     NOTES TO THE COMBINED ANNUAL FINANCIAL STATEMENTS FOR THE YEARS ENDED
           FEBRUARY 28, 1994, FEBRUARY 28, 1995 AND FEBRUARY 29, 1996



1.         BUSINESS AND FORMATION OF THE COMPANIES

Piemans Pantry (Proprietary) Limited and Surfs Up Investments (Proprietary) Limited (the Companies) previously registered as close corporations and conduct the following business:

Piemans Pantry (Proprietary) Limited
Manufacture and distribution of frozen and pre-baked pies and related pastry products.

Surfs Up Investments (Proprietary) Limited
Property owning company owning the fixed property from which Piemans Pantry (Proprietary) Limited operates.

The Companies were under common control from the date of organization.

2.         SUMMARY OF ACCOUNTING POLICIES
The financial statements have been prepared in conformity with Generally Accepted Accounting Practice in the United States of America, on the historical cost basis and incorporate the following significant accounting policies.

Foreign currency translation

The functional currency is that of South African Rands. Accordingly the following rates of exchange have been used for translation purposes:

           Assets and liabilities are translated to United States Dollars using the exchange rates at the balance sheet date.

           Common stock is translated to United States Dollars using the historical exchange rates at the dates of issuances.

           Revenues, expenses, gains and losses are translated to United States Dollars using weighted average exchange rates during the year.

The  resultant  translation   adjustments  are  reported  in  the  component  of
stockholders investment designated as Foreign currency translation adjustment.

Foreign assets and liabilities

Transactions in foreign currencies arise as a result of plant and equipment purchased form foreign countries. Transactions in foreign currencies are accounted for at the rates ruling at the transaction dates. Exchange gains and losses are charged to the income statement during the period in which they occur. Foreign assets and liabilities of the company which are not denominated in South African Rands are converted into South African Rands at the exchange rates ruling at the financial year end or the rates of forward cover purchased. Forward cover is purchased to hedge the currency exposure on foreign liabilities.

Inventories

Inventories are valued at the lower of cost and net realizable value. Cost is determined on the following basis:

           Raw materials and consumable stores are valued at cost using the FIFO formula.

           Work in progress and finished goods are valued at direct raw material cost plus labor and related manufacturing overhead expenses.

           Redundant and slow moving inventory is identified and written down with regard to its estimated economic or realizable value.

          PIEMANS PANTRY (PROPRIETARY) LIMITED AND SURFS UP INVESTMENTS
                             (PROPRIETARY) LIMITED
                NOTES TO THE COMBINED ANNUAL FINANCIAL STATEMENTS
 FOR THE YEARS ENDED FEBRUARY 28, 1994, FEBRUARY 28, 1995 AND FEBRUARY 29, 1996


           Capital work in progress is classified as a fixed asset and is not depreciated.

Property, plant and equipment

Land and buildings are stated at cost and land is not depreciated, provision is made to recognize permanent declines in value and major improvements to land and buildings are capitalized. Buildings, plant, machinery, vehicles, equipment and furniture and fittings are depreciated on the straight line basis so that the cost of the assets is written off over their estimated useful lives.

The following periods are considered appropriate:


                                                             Period
                                                             Years
                                                             -----

Buildings                                                      20
Plant, machinery and equipment                                3-10
Vehicles                                                       5
Furniture and fittings                                         10

Intangible assets

Goodwill represents the excess of the cost of acquisition over the fair values of the net identifiable assets acquired. Goodwill is recognized as an asset in the balance sheet and is amortized, together with other intangible assets over five years.

Gross Revenue

Gross revenue comprises the gross invoiced value of sales in respect of trading operations, before discounts, and excludes value added taxation. The company recognizes revenue on the accrual basis upon delivery of the products to the customers.

Income taxes

Income tax expense is based on reported earnings before income taxes. Deferred income taxes represent the impact of temporary differences between the amounts of assets and liabilities recognized for financial reporting purposes and such amounts recognized for tax purposes. Deferred taxation is provided on the comprehensive basis and is measured by applying currently enacted tax laws.


Fair value of financial instruments

As at the end of February 1994, 1995 and 1996, the carrying value of accounts receivable and accounts payable approximate their fair value.

         PIEMANS PANTRY (PROPRIETARY) LIMITED AND SURFS UP INVESTMENTS
                              (PROPRIETARY) LIMITED
                NOTES TO THE COMBINED ANNUAL FINANCIAL STATEMENTS
 FOR THE YEARS ENDED FEBRUARY 28, 1994, FEBRUARY 28, 1995 AND FEBRUARY 29, 1996


3.         INVENTORIES

Inventories for the year ended February 29, 1996, consist of the following:


                                              February 28,     February 29,
                                                  1995            1996
                                                    $               $
                                                 -------         -------

Finished goods                                   159,175         170,651
Ingredients and work in progress                 100,675         203,242
Packaging                                        112,264          76,842
Cleaning materials                                 1,350           1,285
Fuel                                               2,907           7,770
                                                 -------         -------
                                                 376,371         459,790
Less:  Valuation allowance                          --              --
                                                 -------         -------
                                                 366,371         459,790
                                                 =======         =======


4.         PROPERTY, PLANT AND EQUIPMENT

Property, plant and equipment consists of the following:

                                              Accumulated    Net Book     Net Book
                                    Cost     Depreciation      value        value
                                February 29,  February 29,  February 29, February 28,
                                    1996          1996          1996         1995
                                      $             $             $            $
                                 ----------    ----------    ----------   ----------
Land                                 91,989          --          91,989       89,049
Buildings                         1,294,938          --       1,294,938    1,128,179
Plant, machinery and equipment    2,151,266      (986,572)    1,164,694      856,412
Vehicles                          1,119,890      (482,450)      637,440      632,631
Furniture and fittings               11,708        (2,045)        9,663        8,997
Capital work in progress            672,259          --         672,259         --
                                 ----------    ----------    ----------   ----------
                                  5,342,050    (1,471,067)    3,870,983    2,715,269
                                 ==========    ==========    ==========   ==========

Depreciation                                                    656,708      481,008
                                                             ==========   ==========

Certain plant and equipment is encumbered as security for liabilities of the company (refer note 7)

5.         INTANGIBLE ASSETS

                                                 February 28,      February 28,
                                                     1995              1996
                                                      $                 $
                                                   -------           -------

Cost                                                43,248            40,743
Accumulated amortization                           (17,299)          (24,445)
                                                   -------           -------
                                                    25,949            16,298
                                                   =======           =======

         PIEMANS PANTRY (PROPRIETARY) LIMITED AND SURFS UP INVESTMENTS
                              (PROPRIETARY) LIMITED
                NOTES TO THE COMBINED ANNUAL FINANCIAL STATEMENTS
 FOR THE YEARS ENDED FEBRUARY 28, 1994, FEBRUARY 28, 1995 AND FEBRUARY 29, 1996


6.         OTHER PROVISIONS AND ACCRUALS

                                                 February 28,      February 28,
                                                     1995              1996
                                                      $                 $
                                                   -------           -------

Other taxes payable                                325,541           148,348
Other creditors                                    182,750           598,950
                                                   -------           -------
                                                   508,291           747,298
                                                   =======           =======


7.         LONG TERM DEBT

                                                                                February 28,  February 28,
                                                                                    1995          1996
                                                                                     $             $
                                                                                 ----------    ----------
Findevco (Proprietary) Limited
     Property finance loans bear interest at 14.5% in 1995 and 1996                 874,598       724,716
     Equipment finance loans bear interest at 16.9% in 1995 and 14.3 % in 1996      359,410       762,541
                                                                                 ----------    ----------
                                                                                  1,234,008     1,487,256
                                                                                 ==========    ==========

Installment sale agreements bearing interest at rates linked to the prime
bank overdraft rate                                                                 578,955       553,143

Krugersdorp town council, bearing interest at 12.5% in 1995 and 1996                 32,818        22,820
                                                                                 ----------    ----------
                                                                                  1,845,780     2,063,219
Less: current portion                                                              (483,594)     (595,862)
                                                                                 ----------    ----------

     Total long term debt                                                         1,362,187     1,467,357
                                                                                 ==========    ==========


The Findevco property finance loans are secured by first and second mortgage bonds of $808,308 over land and buildings with a book value of $1,386,927. It is repayable over 107 months, in amounts of $8,244 (excluding interest) and one final installment of $8,322, commencing on June 1, 1994.

The Findevco equipment finance loans are secured by general notarial bonds of $808,308 over all moveable asset with a book value of $1,816,797. These loans are repayable as follows:

           47 monthly installments of $7,974 (excluding interest and one final installment of $8,540, commencing on September 1, 1994)

           47 monthly installment of $10,869 (excluding interest one final installment of $10,968, commencing on February 1, 1996)

The installment sale agreements are secured over certain assets having a book value of $653,168. They are repayable over the next five years.

The Krugersdorp Town Council loan is secured over land with a book value of $91,989. The loan is repayable in 60 monthly installments of $975, commencing on May 1, 1993.

         PIEMANS PANTRY (PROPRIETARY) LIMITED AND SURFS UP INVESTMENTS
                              (PROPRIETARY) LIMITED
                NOTES TO THE COMBINED ANNUAL FINANCIAL STATEMENTS
 FOR THE YEARS ENDED FEBRUARY 28, 1994, FEBRUARY 28, 1995 AND FEBRUARY 29, 1996


8.         LOANS FROM STOCKHOLDERS

                                                                          February 28,  February 28,
                                                                              1995          1996
                                                                               $             $
                                                                            -------       -------
Loans from stockholders bearing interest at the prime bank overdraft rate   595,601       513,675
                                                                            =======       =======

9.         OPERATING LEASES

Piemans Pantry (Proprietary) Limited leases factory vehicles and equipment under operating leases. These leases expire over the next five years.

In most cases, management expects that in the normal courses of business, leases will be renewed or replaced by other leases.

The following schedule shows the composition of total rental expenses for all operating leases except those with a term of one month or less:

                                   February 28,    February 28,    February 28,
                                       1994            1995            1996
                                        $               $               $
                                     -------         -------         -------

Minimum rentals                      111,667         289,224         318,947
                                     =======         =======         =======

Lease payments for the following periods (estimated for years ended February 28, 1998 to 2001) are:


Year ended February 28,                                         $
--------------------------------------------------------------------
1997                                                         347,655
1998                                                         378,943
1999                                                         359,995
2000                                                          25,234
2001                                                             959
--------------------------------------------------------------------
                                                           1,112,786
                                                           =========

10.        OTHER INCOME

Other income includes, interest received, proceeds from insurance claims and profits on disposal of assets. The major components of other income are as follows:


                                   February 28,    February 28,    February 29,
                                       1994            1995            1996
                                        $               $               $
                                     -------         -------         -------
Interest received                     76,215          23,514          74,454
Profit on disposal of assets           5,707          15,456          28,234
Other                                  4,616           9,033          20,276
                                     -------         -------         -------
                                      86,358          60,003         122,964
                                     =======         =======         =======

         PIEMANS PANTRY (PROPRIETARY) LIMITED AND SURFS UP INVESTMENTS
                             (PROPRIETARY) LIMITED
                NOTES TO THE COMBINED ANNUAL FINANCIAL STATEMENTS
 FOR THE YEARS ENDED FEBRUARY 28, 1994, FEBRUARY 28, 1995 AND FEBRUARY 29, 1996


11.        INTEREST PAID

                                   February 28,    February 28,    February 28,
                                       1994            1995            1996
                                        $               $               $
                                     -------         -------         -------

Bank overdraft                         2,391           1,327           2,721
Loans from stockholders              118,316         107,089         102,506
Long term debt                       214,632         288,777         314,771
Other                                   --              --            11,529
                                     -------         -------         -------

                                     335,339         397,192         431,527
                                     =======         =======         =======

12.        INCOME TAXES

Income taxes are accounted for under Statement of Financial Accounting Standards No. 109, Accounting for Income Tax (SFAS 109), an asset and liability method. SFAS requires the recognition of deferred tax assets and liabilities for the expected future tax consequences of temporary differences between the tax bases and financial reporting bases of the Company's assets and liabilities. In addition, SFAS 109 requires the recognition of future tax benefits, such as net operating loss carryforwards, to the extent realization of such benefit is more likely than no.

The provision for income taxes charged to continuing operations was as follows:

                                   February 28,    February 28,    February 28,
                                       1994            1995            1996
                                        $               $               $
                                     -------         -------         -------

Current
South African                         331,998        487,797         724,941
                                     --------       --------        --------
Total current taxes                   331,998        487,797         724,941
                                     --------       --------        --------

Deferred
South African                          30,604         (3,803)        (11,673)
                                     --------       --------        --------

Total deferred taxes                   30,604         (3,803)        (11,673)
                                     --------       --------        --------
                                      362,602        483,994         713,268
                                     ========       ========        ========

Deferred tax liabilities (assets) are comprised of the following at:

                                   February 28,    February 28,    February 28,
                                       1994            1995            1996
                                        $               $               $
                                     -------         -------         -------

Prepaid expenses                        --             1,805           6,563
Fixed assets                          91,218          79,930          79,166
                                     -------         -------         -------
Gross deferred tax liabilities        91,218          81,735          85,728
                                     -------         -------         -------

Provisions for bad debts              (4,152)         (1,749)        (21,536)
                                     -------         -------         -------
Gross deferred tax assets             (4,152)         (1,749)        (21,536)
                                     -------         -------         -------
Net deferred tax (asset)/liability    87,066          79,986          64,192
                                     =======         =======         =======

         PIEMANS PANTRY (PROPRIETARY) LIMITED AND SURFS UP INVESTMENTS
                              (PROPRIETARY) LIMITED
                NOTES TO THE COMBINED ANNUAL FINANCIAL STATEMENTS
 FOR THE YEARS ENDED FEBRUARY 28, 1994, FEBRUARY 28, 1995 AND FEBRUARY 29, 1996



The provisions for income taxes differs from the amount of income tax determined by applying the applicable South African statutory income tax rate to pre-tax income from continuing operations as a result of the following differences:

                                                     February 28,   February 28,   February 28,
                                                        1994           1995           1996
                                                          $             $               $
                                                       ------         ------         ------
South African Statutory tax rate                          40%            35%            35%

Disallowable expenditure                                 0.6%           0.3%           0.5%
Prior year underprovision                                --%             --            3.4%
Timing differences                                      -2.6%          -0.4%           --
Creation/Utilization of operating loss carryforwards    -0.3%          -0.4%          -0.3%
Transitional levy                                        --             4.9%           --
                                                       ------         ------         ------
Effective tax rate                                      38.3%          39.4%          38.6%
                                                       ======         ======         ======

A one time transitional levy of five percent was enacted by the Receiver of Revenue, being the Fiscal Authority of the South African Government, in respect of years of assessment ending during the twelve months preceding March 31, 1995. The impact of this levy on the Companys current income taxes payable for the year ended February 28, 1995 resulted in an increase to income tax expense of approximately $60,394. An amending tax law was enacted in 1994 which reduced corporate income tax rates from 40 percent to 35 percent, for financial years ending during the twelve months preceding March 31, 1995.

13.        CASH FLOWS

The changes in assets and liabilities consist of the following:

                                                    February 28,     February 28,     February 28,
                                                        1994             1995              1996
                                                           $                $                $
                                                    ------------     ------------     ------------
Increase in receivables                              (374,340)        (452,767)        (766,317)
Increase in inventory                                 (19,964)        (209,906)        (110,058)
Decrease/(increase) in prepaid expenses               (87,284)        (101,431)         100,036
Increase in accounts payable                           22,468           39,900          465,493
Increase in other provisions                          272,372          259,302          280,785
Increase/(decrease) in income taxes payable           (15,473)           3,579          289,383
                                                     --------         --------         --------
                                                     (202,221)        (464,323)         259,322
                                                     ========         ========         ========
Supplemental disclosures of cash flow information:
Interest paid                                         335,339          397,192          431,527
Income taxes paid                                     347,474          484,219          435,558
                                                     ========         ========         ========

14.        RETIREMENT BENEFITS

The company participates in non-contributory provident and group life funds, the Old Mutual Pension Services, Orion Plan, on behalf of all persons in the permanent employ of the company. In terms of the provident fund, the company contributes 5% of the employees gross salary or wage to the fund. In terms of the group life fund, the company contributes 1% of the employees gross salary or wage to the fund. By the nature of a provident fund there can be no unfunded obligation or responsibility on the employer.

         PIEMANS PANTRY (PROPRIETARY) LIMITED AND SURFS UP INVESTMENTS
                              (PROPRIETARY) LIMITED
                NOTES TO THE COMBINED ANNUAL FINANCIAL STATEMENTS
 FOR THE YEARS ENDED FEBRUARY 28, 1994, FEBRUARY 28, 1995 AND FEBRUARY 29, 1996


Amounts charged to pension costs and contributed by the company to the funds were as follows:

                               February 28,     February 28,     February 28,
                                   1994             1995              1996
                                      $                $                $
                               ------------     ------------     ------------
Pension costs                        51,805           70,245           96,235
                                     ======           ======           ======

15.        PROFIT SHARE

Management receive an annual bonus, determined at the discretion of the board of directors.

The amounts paid to management were as follows:

                               February 28,     February 28,     February 28,
                                   1994             1995              1996
                                      $                $                $
                               ------------     ------------     ------------

Profit share                         27,753           39,545           65,358
                                     ======           ======           ======


16.        CONTINGENT LIABILITIES

South African secondary tax on companies at 12.5 percent is payable on all future dividends declared.

17.        EVENTS SUBSEQUENT TO FEBRUARY 29, 1996

Subsequent to the year end, and agreement was reach to sell 100% of the equity of the companies to First South African Holdings (Proprietary) Limited, a subsidiary of First South Africa Corp., Ltd, an entity under common control.

                          FIRST SOUTH AFRICA CORP., LTD

                      PRO FORMA CONSOLIDATED BALANCE SHEET
                                   (unaudited)

                                                            Combined
                                           Consolidated   Piemans Pantry
                                             Company      and Surfs Up
                                             March 31,    February 28,     Pro Forma     Pro Forma
                                               1996           1996        Adjustments    Consolidated
                                                 $              $              $              $
                                            -----------    -----------    -----------    -----------
                                     ASSETS
Current Assets
     Cash on hand                             8,149,681        698,786     (4,080,446) 1   4,768,021
     Receivables                              3,172,595      2,029,860           --        5,202,455
     Allowances for bad debts                  (370,056)       (82,044)          --         (452,100)
                                            -----------    -----------    -----------    -----------
                                              2,802,539      1,947,817              0      4,750,356
Inventories                                   2,102,146        459,790           --        2,561,936
Prepaid expenses and other current assets       148,628         74,884           --          223,512
                                            -----------    -----------    -----------    -----------
     Total current assets                    13,202,994      3,181,277     (4,080,446)    12,303,825

Property, plant and equipment                 3,817,970      5,342,050           --        9,160,020
Less: Accumulated depreciation               (1,201,293)    (1,471,067)          --       (2,672,360)
                                            -----------    -----------    -----------    -----------
                                              2,616,677      3,870,983           --        6,487,660
Goodwill                                         43,475         16,298           --           59,773
Investment and other intangibles                 96,154           --        3,389,261  1   3,485,415


                                            -----------    -----------    -----------    -----------
                                             15,959,300      7,068,557       (691,185)    22,336,673
                                            ===========    ===========    ===========    ===========

                      LIABILITIES AND STOCKHOLDERS EQUITY

Current Liabilities
     Bank overdraft                             112,261           --             --          112,261
     Current portion of long term debt          419,020        595,862           --        1,014,882
     Trade accounts payable                   1,222,974        828,671           --        2,051,645
     Other provisions and accruals            1,022,786        747,298           --        1,770,084
     Income taxes payable                       352,160        502,422           --          854,582
                                            -----------    -----------    -----------    -----------
          Current liabilities                 3,129,201      2,674,254           --        5,803,455
Long term debt                                1,308,667      1,467,357           --        2,776,024
Loans from related companies                     16,146           --             --           16,146
Loan from stockholders                             --          513,675           --          513,675
Deferred income taxes                           (57,413)        64,192           --            6,779
                                            -----------    -----------    -----------    -----------
Total liabilities                             4,396,601      4,719,478           --        9,116,079
Stockholders investment
     Capital stock                              399,476             70            (70) 1   2,057,371
                                                   --             --        1,657,895  1        --
Capital in excess of par                     10,496,996            134           (134) 1  10,496,996
Retained earnings                             1,962,558      2,551,923     (2,511,923) 1   1,962,558
Foreign currency translation adjustments     (1,296,331)      (163,047)       163,047  1  (1,296,331)

                                            -----------    -----------    -----------    -----------
                                             15,959,300      7,068,557       (691,185)    22,336,673
                                            ===========    ===========    ===========    ===========

                          FIRST SOUTH AFRICA CORP., LTD

                   PRO FORMA CONSOLIDATED STATEMENT OF INCOME
                                   (unaudited)

                                                      Combined
                                                   Piemans Pantry  Consolidated
                                                    and Surfs Up      Company
                                                    Nine months     Nine months
                                                   ended February ended March 31,  Pro Forma       Pro Forma
                                                      29, 1996         1996       Adjustments     Consolidated
                                                         $               $             $               $
                                                    -----------     -----------   -----------     -----------
Revenues                                             14,345,030      13,406,104          --        27,751,134
                                                    ===========     ===========   ===========     ===========
Operating expense
        Cost of sales                                11,244,541       8,128,789          --        19,373,330
        Selling, general and administrative costs     1,216,003       4,274,943       101,678  2    5,592,624
                                                    -----------     -----------   -----------     -----------
                                                     12,460,544      12,403,732       101,678      24,965,954

Operating income                                      1,884,486       1,002,372      (101,678)      2,785,180

Other income                                             80,967         269,292      (110,675) 3      239,584
Interest expense                                       (339,421)       (777,004)         --        (1,116,425)
                                                    -----------     -----------   -----------     -----------
Income before income taxes                            1,626,032         494,660      (212,353)      1,908,339
Provisions for taxes on income                         (606,275)       (296,486)       35,587  2     (828,437)
                                                                                               3       38,736
                                                    -----------     -----------   -----------     -----------
                                                      1,019,757         198,174      (176,766)      1,079,902
                                                    ===========     ===========   ===========     ===========

Weighted average number of shares outstanding at March 31, 1996 (note 4)                           1,540,928

Earnings per share                                                                                      0.70


                   PRO FORMA CONSOLIDATED STATEMENT OF INCOME
                                   (unaudited)

                                                      Combined                        Pro Forma
                                                    Piemans Pantry                  Consolidated
                                                    and Surfs Up                      Company
                                                     Year ended      Pro Forma       Year ended    Pro Forma
                                                    May 31, 1995    Adjustments    June 30, 1995  Consolidated
                                                          $              $                $            $
                                                     -----------    -----------      -----------  -----------
Revenues                                              14,224,408           -          18,114,575   32,338,983
                                                     ===========    ===========      ===========  ===========
Operating expense
        Cost of sales                                  9,731,801           -          11,586,025   21,317,826
        Selling, general and administrative costs      2,831,734        135,570  2     5,254,604    8,221,909
                                                     -----------    -----------      -----------  -----------
                                                      12,563,535        135,570       16,840,629   29,539,735

Operating income                                       1,660,873       (135,570)       1,273,946    2,799,248

Other income                                              78,860           -             178,524      257,384
Interest expense                                        (397,602)          -            (744,570)  (1,142,172)
                                                     -----------    -----------      -----------  -----------
Income before income taxes                             1,342,131       (135,570)         707,900    1,914,461
Provisions for taxes on income                          (520,862)        47,450  2      (360,611)    (834,023)
                                                     -----------    -----------      -----------  -----------
                                                         821,269        (88,121)         347,289    1,080,438
                                                     ===========    ===========      ===========  ===========

Number of shares outstanding at June 30, 1995 (note 4)                                              1,174,079

Earnings per share                                                                                       0.92


                               NOTES TO PRO FORMA
               CONSOLIDATED BALANCE SHEET AND STATEMENT OF INCOME
                                   (unaudited)

1.      Reflects the acquisition of Piemans Pantry and Surfs Up Investments

        The  purchase  price  and  adjustments   arising  as  a  result  of  the
        acquisition are as follows:

        331,579  shares of FSAH class B stock  issued to Piemans
        Pantry and Surfs Up  Investments  shareholders  at $5.00
        each,  the  fair  market  value  of  the  shares  at the
        effective date of the agreement.                             R1,657,895

        Cash portion of purchase consideration                        4,080,446
                                                                     ----------
        Total purchase price                                          5,738,341

        Common stockholders equity at February 28, 1996
             Capital stock                                                  (70)
             Capital in excess of par                                      (134)
             Retained earnings                                       (2,511,923)
             Foreign currency translation adjustments                   163,047
                                                                     ----------
        Other intangibles                                            R3,389,261
                                                                     ==========

A contingent second and third installment, based on the pre tax profit of the business combination is payable as follows:

Second installment
        4 times pre tax profit for the year ended February 28, 1997 multiplies by 20 percent, multiplied by a factor of 1,01875

Third installment
        4 times pre tax profit for the year ended February 28, 1998 multiplies by 20 percent, multiplied by a factor of 1,01875

These installments will be paid as follows:

Shares
        37.5 percent of the purchase price determined by the formula above will be settled in FSAH class B stock.

        62.5 percent of the purchase price determined by the above formula will be settled by a cash consideration.

2. Amortization of other intangibles which represent rights to intangibles knowledge acquired from the selling stockholders. Amortized over a twenty five year period.

Other intangibles                                                    R3,389,261

Amortization charge for the year ended May 31, 1995                     135,570
                                                                     ==========

Taxation effect of amortization at 35%, the South African
statutory tax rate, for the year ended May 31, 1995                      47,450
                                                                     ==========

Amortization charge for the nine months ended February 29, 1996         101,678
                                                                     ==========

Taxation effect of amortization at 35%, the South African
statutory tax rate, for the nine months ended February 29, 1996          35,587
                                                                     ==========

                               NOTES TO PRO FORMA
               CONSOLIDATED BALANCE SHEET AND STATEMENT OF INCOME
                                   (unaudited)

3.      Reduction of interest income earned on cash on hand

        Excess funds realized on the initial public offering was assumed to be in an interest earning account, the interest earned has been adjusted to take into account the purchase of Piemans Pantry and Surfs Up Investments.

        Initial public offering took place on January 24, 1996.

        Adjustments to interest from January 24, 1996 to March 31, 1996 at an assumed rate of return of 15 percent, the approximate rate available in South Africa on short term investments.

Cash consideration                                                   R4,080,446
                                                                     ==========

Interest reduction                                                      110,675
                                                                     ==========

Taxation effect of interest  reduction of 35%, the South African
Statutory tax rate.                                                      38,736
                                                                     ==========

4. Calculation of weighted average number of shares outstanding at March 31, 1996 and number of shares outstanding at June 30, 1995.

March 31, 1996
        The weighted average number of shares outstanding at March 31, 1996 has been adjusted to take into account the shares issued as part of the purchase consideration of Piemans Pantry an Surfs Up.

        Weighted  average  number of shares per the 10Q,
        March 31, 1996.                                               1,209,349

        FSAH class B stock issued as part of the
        consideration  for  Piemans  Pantry and Surfs Up
        Investments                                                     331,579
                                                                     ----------
                                                                      1,540,928
                                                                     ==========
June 30, 1995
        The weighted average number of shares outstanding at June 30, 1995 has been adjusted to take into account the shares issued as part of the purchase consideration of Piemans Pantry and Surfs Up.

        Weighted average number of shares per the 10Q,
        June 30, 1995                                                   842,500

        FSAH class B stock issued as part of the consideration for
        Piemans Pantry and Surfs Up Investments                         331,579
                                                                     ----------
                                                                      1,174,079
                                                                     ==========